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                                                                  EXHIBIT 99.1

PAR-A-DICE GAMING CORPORATION
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CONSOLIDATED BALANCE SHEET
                                                      June 30,      December 31,
(in thousands, except share data) (Unaudited)           1996            1995
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ASSETS

CURRENT ASSETS
  Cash and cash equivalents                           $ 2,721         $ 4,232
  Receivables:
   Trade, net of allowances of $150 and $80               339             541
  Inventories                                             272             377
  Prepaid expenses and other                              654             628
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     Total current assets                               3,986           5,778
Property and equipment, net                            53,760          46,866
Due from related parties                                1,117           1,117
Other assets, net                                         137             171
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     Total assets                                     $59,000         $53,932
===============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Trade accounts payable                              $   983         $ 1,794
  Accrued expenses                                      4,042           4,019
  Notes payable and current portion of
    long-term debt                                      2,400           3,100
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     Total current liabilities                          7,425           8,913
Long-term debt, net of current portion                 14,100          11,800
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     Total liabilities                                 21,525          20,713
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Minority interest                                       1,000           1,000
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COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
  Common stock, no par value: authorized
   13,000,000 shares: issued 9,308,535 and
   9,568,535 shares                                     8,788           9,048
  Retained earnings                                    27,687          23,171
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     Total stockholders' equity                        36,475          32,219
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     Total liabilities and stockholders' equity       $59,000         $53,932
===============================================================================


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PAR-A-DICE GAMING CORPORATION
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CONSOLIDATED STATEMENTS OF INCOME

For the six months ended June 30,
      (in thousands) (Unaudited)                           1996        1995
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OPERATING REVENUES
  Casino                                                 $48,595      $45,796
  Admissions and parking                                     611        1,128
  Food and beverage                                        2,629        2,092
  Other                                                      241          282
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     Total operating revenues                             52,076       49,298
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OPERATING EXPENSES
  Casino                                                  15,427       14,472
  Food and beverage                                        3,567        3,038
  General and administrative                              18,833       16,936
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     Total operating expenses                             37,827       34,446
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OPERATING INCOME                                          14,249       14,852
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OTHER (INCOME) EXPENSE
  Loss on disposition of property                              0           24
  Interest and other income                                 (304)        (210)
  Interest expense                                           637          765
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     Total other (income) expense                            333          579
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INCOME BEFORE PROVISION FOR STATE INCOME TAXES            13,916       14,273
  Provision for state income taxes                           181          206
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NET INCOME                                               $13,735      $14,067
===============================================================================
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PAR-A-DICE GAMING CORPORATION
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CONSOLIDATED STATEMENTS OF CASH FLOWS

For the six months ended June 30,
       (in thousands) (Unaudited)                        1996         1995
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CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                            $13,735      $14,067
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                         2,270        2,178
    (Gain) loss on dispositions of property                  --           38
    Changes in assets and liabilities:
      Trade receivables, net                                202            9
      Inventories                                           106           13
      Prepaid expenses and other                           (129)        (209)
      Accounts payable                                     (825)      (1,241)
      Due to affiliate                                       --       (2,832)
      Accrued expenses                                       38         (501)
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      Net cash provided by operating activities          15,397       11,522
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CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of property                             --           77
  Purchase of property and equipment                     (9,027)        (740)
  Investment in affiliates                                   --         (339)
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      Net cash used in investing activities              (9,027)      (1,002)
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CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable and long-term debt          5,800           --
  Payments on notes payable and long-term debt           (4,200)      (1,200)
  Distributions to stockholders                          (8,000)     (13,077)
  Stockholder redemption                                 (1,480)          --
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      Net cash used in financing activities              (7,880)     (14,277)
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      NET DECREASE IN CASH AND CASH EQUIVALENTS          (1,510)      (3,757)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            4,231        7,726
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CASH AND CASH EQUIVALENTS, END OF PERIOD                $ 2,721     $  3,969
===============================================================================

Supplemental cash flow disclosure:
  Interest paid (net of amount capitalized)             $   825     $    775
                                                        =======================
  State income taxes paid                               $   341     $    393
                                                        =======================
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                         PAR-A-DICE GAMING CORPORATION

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  For the period ended June 30, 1995 and 1996
                       (in thousands, except share data)
                                  (unaudited)


                                   COMMON STOCK
                               --------------------    RETAINED   STOCKHOLDERS'
                                SHARES       AMOUNT    EARNINGS      EQUITY
                               ------------------------------------------------
BALANCE, JANUARY 1, 1995       9,568,535     $9,048    $ 17,444     $ 26,492

Net income                                               14,067       14,067

Distribution to stockholders                            (13,077)     (13,077)
                               ------------------------------------------------
BALANCE, JUNE 30, 1995         9,568,535     9,048       18,434       27,482
                               ================================================

BALANCE, JANUARY 1, 1996       9,568,535     9,048       23,172       32,220

Net income                                               13,735       13,735

Distribution to stockholders                             (8,000)      (8,000)

Stockholder redemption          (260,000)     (260)      (1,220)      (1,480)
                               ------------------------------------------------
BALANCE, JUNE 30, 1996         9,308,535    $8,788      $27,687      $36,475
                               ================================================
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                         PAR-A-DICE GAMING CORPORATION

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


In the opinion of the Company, the accompanying unaudited consolidated financial statements contain all adjustments necessary, consisting of only normal recurring adjustments, to present fairly the results of its operations and its cash flows for the six month periods ended June 30, 1996 and 1995. This report should be read in conjunction with the Company's audited consolidated financial statements. The operating results and cash flows for the six months ended June 30, 1996 are not necessarily indicative of the results that will be achieved for the full year or for future periods.



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